Amendment Agreement to Consulting Agreement

Between

CurrencyWorks Inc. (Formerly ICOx Innovations, Inc.)

And

Swapan Kakumanu

Signed on January 21, 2020

Amendment Date: December 1, 2019

Consultant Agreement to be amended with

USD$1 per month instead of USD$5,000 per month

All other terms of the December 4th, 2018 Consulting Agreement remain in effect.

IN WITNESS OF THE ABOVE the parties have executed this Amendment Agreement with effect from the date first written above.

CurrencyWorks Inc. (Formerly ICOx Innovations, Inc.)		Swapan Kakumanu

Per:	/s/ Michael Blum	Per:	/s/ Swapan Kakumanu
	Michael Blum		Swapan Kakumanu